UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 19, 2005

ENCORE CAPITAL GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-26489	48-1090909
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8875 Aero Drive, Suite 200, San Diego, California	92123
(Address of Principal Executive Offices)	(Zip Code)

(877) 445-4581

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On September 19, 2005, Encore Capital Group, Inc. (the “Company”) closed its previously disclosed offering of $90,000,000 principal amount of 3.375% Convertible Senior Notes due September 19, 2010 (the “Notes”). The Notes were issued pursuant to an Indenture dated September 19, 2005 (the “Indenture”). In accordance with the terms of the Purchase Agreement, the Initial Purchasers have a 30 day option to purchase up to an additional $10,000,000 principal amount of Notes solely to cover overallotments. A copy of the Purchase Agreement is filed as Exhibit 1.1 to the Company’s Current Report on Form 8-K filed on September 19, 2005, and copies of the Indenture, Form of Note, Convertible Note Hedge Confirmations, Warrant Confirmations, and Registration Rights Agreement are filed as Exhibits 4.1, 4.2, 10.1, 10.3, 10.2, 10.4, and 10.5 to this Form 8-K, respectively.

On September 22, 2005 the Company issued a press release announcing the closing of the offering of the Notes described above. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein solely for purposes of Item 8.01. The information furnished pursuant to Item 8.01 of this Current Report on Form 8-K, including the exhibit, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that Section. Furthermore, the information furnished pursuant to Item 8.01 of this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of Encore Capital Group, Inc. under the Securities Act of 1933.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
4.1	Indenture, dated September 19, 2005, by and between Encore Capital Group, Inc. and JP Morgan Chase Bank, N.A.

4.2	Form of 3.375% Convertible Senior Notes due 2010.

10.1	Convertible Note Hedge Confirmation, dated as of September 13, 2005, by and between Encore Capital Group, Inc. and JPMorgan Chase Bank, National Association, an affiliate of J.P. Morgan Securities Inc.

10.2	Warrant Confirmation, dated as of September 13, 2005, by and between Encore Capital Group, Inc. and JPMorgan Chase Bank, National Association, an affiliate of J.P. Morgan Securities Inc.

10.3	Convertible Note Hedge Confirmation, dated as of September 13, 2005, by and between Encore Capital Group, Inc. and Morgan Stanley International Limited, an affiliate of Morgan Stanley & Co. Incorporated.

10.4	Warrant Confirmation, dated as of September 13, 2005, by and between Encore Capital Group, Inc. and Morgan Stanley International Limited, an affiliate of Morgan Stanley & Co. Incorporated.

10.5	Registration Rights Agreement, dated as of September 19, 2005, by and among Encore Capital Group, Inc. and Morgan Stanley & Co. Incorporated and J.P. Morgan Securities Inc.

99.1	Press Release dated September 22, 2005 — Encore Capital Group Announces Closing of $90 Million 3.375% Convertible Senior Note Offering.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENCORE CAPITAL GROUP, INC.

Date: September 22, 2005	By	/s/ Paul Grinberg
Paul Grinberg
Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
4.1	Indenture, dated September 19, 2005, by and between Encore Capital Group, Inc. and JP Morgan Chase Bank, N.A.

4.2	Form of 3.375% Convertible Senior Notes due 2010.

10.1	Convertible Note Hedge Confirmation, dated as of September 13, 2005, by and between Encore Capital Group, Inc. and JPMorgan Chase Bank, National Association, an affiliate of J.P. Morgan Securities Inc.

10.2	Warrant Confirmation, dated as of September 13, 2005, by and between Encore Capital Group, Inc. and JPMorgan Chase Bank, National Association, an affiliate of J.P. Morgan Securities Inc.

10.3	Convertible Note Hedge Confirmation, dated as of September 13, 2005, by and between Encore Capital Group, Inc. and Morgan Stanley International Limited, an affiliate of Morgan Stanley & Co. Incorporated.

10.4	Warrant Confirmation, dated as of September 13, 2005, by and between Encore Capital Group, Inc. and Morgan Stanley International Limited, an affiliate of Morgan Stanley & Co. Incorporated.

10.5	Registration Rights Agreement, dated as of September 19, 2005, by and among Encore Capital Group, Inc. and Morgan Stanley & Co. Incorporated and J.P. Morgan Securities Inc.

99.1	Press Release dated September 22, 2005 — Encore Capital Group Announces Closing of $90 Million 3.375% Convertible Senior Note Offering.